Exhibit 99.1

Kemper Corporation One East Wacker Drive Chicago, IL 60601 kemper.com

Press Release
July 19, 2012

Kemper Corporation Announces Changes For Its Kemper Direct Segment,
Provides Estimate of Second Quarter Catastrophe Losses And
Schedules Earnings Call For August 7, 2012

CHICAGO--(BUSINESS WIRE)-- Kemper Corporation (NYSE: KMPR) announced today that it is reviewing strategic options for Kemper Direct, and that the segment will cease direct marketing activities.

The company also announced it estimates second quarter earnings will include approximately $55 million in pre-tax catastrophe losses.

Additionally, the company announced that it has scheduled a conference call for Tuesday, August 7, 2012 at 11:00 a.m. Eastern (10:00 a.m. Central) to discuss its second quarter 2012 financial results and the strategic changes underway. Kemper will issue its earnings release and financial supplement containing second quarter results on Monday, August 6, after the market closes.

“This strategic decision for the Kemper Direct business demonstrates our continued commitment to optimize our overall portfolio to best serve our targeted markets while we maximize shareholder returns,” said Donald G. Southwell, Kemper's Chairman, President and Chief Executive Officer. “Although we will no longer seek sales to consumers via direct marketing, we are continuing fulfillment via the web, affinity groups and worksite arrangements while we evaluate the best options internally and externally for these channels.”
The company will file its quarterly report on Form 10-Q with the Securities and Exchange Commission on August 6. Kemper's Form 10-Q, earnings release and financial supplement will be available on the investors section of kemper.com.
Kemper's conference call will be accessible via the internet and by telephone. The phone number for Kemper's August 7 conference call is 866.393.1565. To listen via webcast, register on-line at the investors section of kemper.com at least 15 minutes prior to the webcast to download and install any necessary software.
A replay of the call will be available through August 22, 2012 at 855.859.2056 using conference identification number 10901631.

About Kemper
Kemper is a diversified insurance holding company with subsidiaries that provide an array of products to the individual and small business markets:

•	Auto insurance

•	Homeowners insurance

•	Renters insurance

•	Life insurance

•	Health insurance
Kemper markets to its customers through a network of independent agents, brokers and career agents.
Forward Looking Statements & Risk Factors:
This news release contains forward-looking statements. These statements are based on the company's estimates and assumptions that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may” and other words and terms of similar meaning in connection with a discussion of future operating financial performance or financial condition. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. The company assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Additional information about Kemper is available by visiting kemper.com.

Contact
Investors: Diana Hickert-Hill
312.661.4930 or investor.relations@kemper.com